Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
May, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  5.32%
      May, 1997  6.03%
      April, 1997  3.76%
      March, 1997  6.18%


Cash Yield                                              20.97%

Investor Charge Offs                                    5.20%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.79%

Seller's Interest                                       11.72%

Total Payment Rate                                      10.71%

Total Principal Balance                                $6,022,683,048.83

Investor Participation Amount                          $291,666,666.65

Seller Participation Amount                            $706,016,382.19